UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2024

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive Latham, New York	12110
Address of Principal Executive Offices)	(Zip Code)

(518) 795-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
As described below, the shareholders of AngioDynamics, Inc. (“AngioDynamics”) voted on November 12, 2024 to approve the amended AngioDynamics, Inc. 2020 Equity Incentive Plan (the “2020 Plan”) to increase the number of shares available for issuance. The material terms of the 2020 Plan are described in Proposal 4 included in AngioDynamics’ definitive proxy statement filed with the Securities and Exchange Commission on September 26, 2024, which description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2020 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of AngioDynamics was held on November 12, 2024.

(b)	Shareholders of AngioDynamics voted on the matters set forth below.

1.
The nominees for election to the Board of Directors were elected, each as a Class III director to serve until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Withheld	Broker Non-Votes
Lorinda A. Burgess	26,292,870	1,996,095	5,993,164
Wesley E. Johnson, Jr.	24,817,356	3,471,609	5,993,164
Karen A. Licitra	26,276,748	2,012,217	5,993,164

2.
The proposal to ratify the appointment of Deloitte & Touche LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2025 was approved based upon the following votes:

Votes for approval	34,110,530
Votes against	155,077
Abstentions	16,522

There were no broker non-votes for this item.

3.	The proposal to approve, on an advisory basis, AngioDynamics’ executive compensation of its named executive officers was approved based upon the following votes:

Votes for approval	26,004,908
Votes against	1,248,479
Abstentions	1,035,578
Broker non-votes	5,993,164

4.	The proposal to approve the amended AngioDynamics, Inc. 2020 Equity Incentive Plan was approved based upon the following votes:

Votes for approval	23,195,346
Votes against	5,058,468
Abstentions	35,151
Broker non-votes	5,993,164

(c)	Not applicable.

(d)	Not applicable.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1
AngioDynamics, Inc. 2020 Equity Incentive Plan, as amended (incorporated by reference to Appendix A of the Registrant’s Definitive Proxy Statement filed on September 26, 2024 in connection with the Annual Meeting held on November 12, 2024 (File No. 000-50761)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.
(Registrant)

Date: November 15, 2024	By: /s/ Stephen A. Trowbridge
Name: Stephen A. Trowbridge
Title: Executive Vice President and Chief Financial Officer